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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 1, 2004

                              PIVX SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                                                 87-0618509
(State or other jurisdiction                                    (IRS Employer
      of incorporation)                                      Identification No.)

                                    000-33625
                                   (Commission
                                  File Number)

23 CORPORATE PLAZA, SUITE 280, NEWPORT BEACH, CALIFORNIA            92660
        (Address of principal executive offices)                  (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 999-1600

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 1, 2004 PivX Solutions, Inc. (the "Company"), entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP. Pursuant to the Standby Equity Distribution Agreement, the Company may, at its discretion, periodically sell to Cornell Capital Partners, LP shares of common stock for a total purchase price of up to $10.0 million. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell Capital Partners LP will pay the Company 98% of, or a 2% discount to, the lowest volume weighted average price ("VWAP") of the Company's common stock as quoted by Bloomberg, LP on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the 5 days immediately following the notice date. In addition, Cornell Capital Partners will also retain 5% of each advance under the Standby Equity Distribution Agreement. Cornell Capital Partner's obligation to purchase shares of the Company's common stock under the Standby Equity Distribution Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock sold under the Standby Equity Distribution Agreement and is limited to $500,000 per weekly advance and $1,000,000 per 30 days.

         Cornell Capital Partners, LP shall receive a one-time commitment fee in the form of shares of the Company's common stock in an amount equal to $340,000 divided by the VWAP of the Company's common stock, as quoted by Bloomberg, LP, on December 1, 2004.

         The Company engaged Monitor Capital, Inc., a registered broker-dealer, to advise it in connection with the Standby Equity Distribution Agreement. For its services, the Company agreed to issue Monitor Capital Inc. shares of its common stock in an amount equal to $10,000 divided by the VWAP of the Company's common stock, as quoted on Bloomberg LP, on December 1, 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibit No. Description


EXHIBIT             DESCRIPTION                                   LOCATION

Exhibit 99.1     Standby Equity Distribution Agreement dated as
                 of December 1, 2004 between the Company and
                 Cornell Capital Partners                      Provided herewith

Exhibit 99.2     Registration Rights Agreement dated as of
                 December 1, 2004 between the Company and
                 Cornell Capital Partners                      Provided herewith

Exhibit 99.3     Placement Agent Agreement dated as of
                 December 1, 2004 by and among the Company,
                 Cornell Capital Partners and Monitor
                 Capital, Inc.                                 Provided herewith




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2004                       PIVX SOLUTIONS, INC.


                                             By: /S/ ROBERT N. SHIVELY
                                                 --------------------------
                                             Name: Robert N. Shively
                                             Title: Chief Executive Officer




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